UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2022 (March 9, 2022)

GLOBAL TECHNOLOGIES, LTD

(Exact Name of Registrant as Specified in Charter)

Delaware	000-25668	86-0970492
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 1st Ave N., Suite 901

St. Petersburg, FL 44701

(Address of Principal Executive Office) (Zip Code)

(727) 482-1505

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	GTLL	OTC Markets “PINK”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

As previously announced on November 17, 2021, Global Technologies, Ltd (the “Company”) entered into a Letter of Intent to acquire Tersus Power, Inc. (“Tersus Power”). On March 9, 2022, the Company entered into a Share Exchange Agreement (the “Exchange Agreement”) with Tersus Power and the Tersus Shareholders. Under the terms of the Exchange Agreement, at Closing the Company shall deliver to the Tersus Shareholders a to-be-determined pro-rata number of shares of the Company’s Class A Common Stock for each one (1) share of Tersus common stock held by the Tersus Shareholder (the “Exchange Ratio”). Such shares of the Company’s Class A Common Stock shall collectively (i) be referred to as the “Exchange Shares”, and (ii) constitute 75% of the issued and outstanding shares of stock, of all classes, of the Company immediately following the Closing. Conditions precedent to the Closing shall require the Company to complete the following corporate actions: (i) the Company will have completed a merger with and into its wholly owned subsidiary sufficient to change its name to “Tersus Power, Inc.”, a Delaware corporation, with an authorized capital of 500 million shares of common stock (of one class), and 10 million shares of preferred stock (none of which will be authorized as a particular series), (ii) the Company will have completed, and FINRA will have recognized and effectuated, a reverse split of its common stock in a range between 1-for-1,000 and 1-for-4,000, at a level that is acceptable to the Parties, (iii) all of the holders of the Company’s Series K Preferred Stock and Series L Preferred Stock will have converted their preferred shares into Class A Common Stock of the Company, and (iv) certain nominees by the Tersus Shareholders shall be appointed to the Company’s Board of Directors.

The Exchange Agreement provides for mutual indemnification for breaches of representations and covenants.

Unless the Exchange Agreement shall have been terminated and the transactions therein contemplated shall have been abandoned, the closing of the Exchange (the “Closing”) will take place at 5:00 p.m. Pacific Time on the second business day following the satisfaction or waiver of the conditions (the “Closing Date”). Either party may terminate the Exchange Agreement if a Closing has not occurred on or before June 30, 2022.

The foregoing provides only a brief description of the material terms of the Exchange Agreement and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such description is qualified in its entirety by reference to the full text of the Exchange Agreement filed as Exhibit 10.1, to this Current Report, and is incorporated herein by reference.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The information included in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.01.

ITEM 3.02. UNREGISTERED SALE OF EQUITY SECURITIES.

The information included in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

The Exchange Shares will be issued without prior registration in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act, and Rule 506(b) of Regulation D thereunder.

Forward-Looking Statements and Limitation on Representations

The information contained in this Current Report and the exhibits hereto contain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding the ongoing obligations under the Purchase Agreement and other statements containing the words “intend,” “may,” “should,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other comparable terminology, which are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. While the Company believes its plans, intentions and expectations reflected in those forward-looking statements are reasonable, these plans, intentions or expectations may not be achieved. The Company’s actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements. For information about the factors that could cause such differences, please refer to the Company’s filings with the U.S. Securities and Exchange Commission. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The Company assumes no obligation to update any forward-looking statement.

The Exchange Agreement included in this Current Report on Form 8-K is intended to provide shareholders and investors with information regarding the terms of the Exchange Agreement, and not to provide shareholders and investors with any other factual information regarding the Company, its subsidiaries or Tersus Power, Inc. You should not rely on the representations and warranties in the Exchange Agreement or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Exchange Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. Other than as disclosed in this Current Report on Form 8-K, as of the date of this Current Report on Form 8-K, the Company is not aware of any material facts that are required to be disclosed under the federal securities laws that would contradict the representations and warranties in the Exchange Agreement. The Company will provide additional disclosure in its public reports to the extent that it is aware of the existence of any material facts that are required to be disclosed under federal securities laws and that might otherwise contradict the representations and warranties contained in the Exchange Agreement and will update such disclosure as required by federal securities laws. Accordingly, the Exchange Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company and its subsidiaries that has been, is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q, Forms 8-K, proxy statements, registration statements and other documents that the Company files with the SEC.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
10.1	Share Exchange Agreement between Global Technologies, Ltd, Tersus Power, Inc. and the Tersus Power Shareholders
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL TECHNOLOGIES, LTD

Date: March 10, 2022	By:	/s/ Jimmy W. Anderson
	Name:	Jimmy W. Anderson
	Title:	Chief Executive Officer